Statements of Changes in Net Assets Available for Benefits - EBP 004 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Additions to net assets attributed to:
Contributions from participants	$ 32,686,608	$ 30,123,133
Contributions from employer, net of forfeitures	33,047,003	31,491,168
Rollover contributions	1,485,550	1,816,119
Dividend and other income	19,428,381	19,811,367
Interest income from participants' notes receivable	2,311,076	2,006,747
Net appreciation in fair value of investments	100,133,733	85,706,011
Total additions, net	189,092,351	170,954,545
Deductions from net assets attributed to:
Benefits paid to participants	93,669,827	97,425,381
Investment counselor fees and other	566,434	541,791
Total deductions	94,236,261	97,967,172
Net increase	94,856,090	72,987,373
Net assets available for benefits, beginning of year	850,124,257	777,136,884
Net assets available for benefits, end of year	$ 944,980,347	$ 850,124,257